Investor Presentation – May 2019 Exhibit 99.1

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws.

Transparent & Executable Growth Strategy The Bank Chicago Deserves Seasoned Management Team & Board of Directors Diversified Commercial Lending Platform Disciplined Credit Risk Management Framework Deposits, Deposits, Deposits Franchise Highlights 1 2 3 4 5 6

Byline Bancorp, Inc.

A Leading Chicago Commercial Franchise

Company Overview

- Full service commercially-oriented community bank serving business and retail customers in the Chicago metropolitan area
- Largest community bank[2] by assets, deposits and branches in the Chicago MSA and the city of Chicago
- $207 million recapitalization during 2013, the largest recap in Chicago in 25 years
- First Chicago bank IPO in over 15 years raising $125 million in 2017

Financial Highlights ($mm)

Size	Total Assets	$5,010
	Total Loans & Leases	$3,568
	Total Deposits	$3,809
	Total Equity	$669
	Tangible Common Equity[3]	$498
	Loans & Leases / Deposits Ratio	94%
Loan & Deposit	Commercial Loans / Total Loans[4]	60%
	Non-interest Bearing Deposits / Total Deposits	31%
Profitability	Adjusted Return on Average Assets[3]	1.14%
	Net Interest Margin	4.43%
	Adjusted Efficiency Ratio[3] [5]	59.55%
	Non-interest Income / Total Revenue[3]	19.31%

Branch Franchise[1]



Brookfield
Elm Grove
Brookfield, WI
Fremont Center
Mundelein
Lake Bluff
Lake Forest
Vernon Hills
Lincolnshire
Highwood
Highland Park
Deerfield
Zurich
Long Grove
Barrington
Algonquin
Buffalo Grove
Northbrook
Carpentersville
Gilberts
West Dundee
Palatine
Arlington Heights
Winnetka
Glenview
Wilmette
Hoffman Estates
Mount Prospect
Morton Grove
Elgin
Skokie
Streamwood
Schaumburg
Park Ridge
South Elgin
Bartlett
Roselle
Bensenville
Wayne
Bloomingdale
Addison
St Charles
Carol Stream
Elmhurst
Geneva
West Chicago
Glen Ellyn
Maywood
Bellwood
Wheaton
Lombard
Westchester
Batavia
Cicero
Oak Brook
Warrenville
Hinsdale
Brookfield
North Aurora
Downers Grove
Summit
Naperville
Aurora
Woodridge
Burr Ridge
Darien
Montgomery
Boulder Hill
Willow Springs
Palos Hills
Lemont
Palos Heights
Blue Island
Whiting
Romeoville
Homer Glen
Crestwood
Dolton
Calumet City
Orland Park
Oak Forest
Harvey
Hammond
Plainfield
Lockport
Tinley Park
South Holland
Homewood
Lansing
Crest Hill
Glenwood
Frankfort
Mokena

Source: Company Management and SNL Financial. Data as of, or for the quarter ended, March 31 2019. Ratios annualized (recalculated as an annual rate) where applicable.

(1) Pro Forma the acquisition of Oak Park River Forest Bankshares, Inc., which closed on April 30, 2019.

(2) Represents $1-10bn banks by assets in the city of Chicago.

(3) Considered a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the Appendix.

(4) Represents the sum of Commercial & Industrial Loans + Owner Occupied CRE Loans + Leases divided by Total Loans and Leases.

(5) Represents non-interest expense less amortization of intangible assets divided by net interest income and non-interest income.

The Byline Franchise Retail Banking Commercial Banking Small Business Capital Small Ticket Equipment Leasing Diversified product set with abilities to scale business lines both in-market and nationwide Size Customer and Market Focus $3.8 billion in total deposits 58 branch locations Serves small businesses and consumers within branch footprint Offers traditional retail deposit products through branch network and online and mobile banking platforms $2.2 billion loan portfolio 67 experienced commercial bankers Serves business owners, small and middle market clients and well-capitalized sponsors Lending specialties: commercial real estate, commercial & industrial, sponsor finance, commercial deposits & treasury management $576.9 million loan portfolio Services throughout the Midwest, Tennessee and California Fifth most active lender in the U.S., #1 in Illinois and Wisconsin(1) Selected as the Illinois SBA 7(a) Lender of the Year during 2018 Dedicated servicing, portfolio management and workout staff with specialized expertise in government guaranteed loans $190.0 million lease portfolio 7 person sales force nationwide Provides financing solutions for equipment vendors and their end-users Industries served: healthcare, manufacturing, technology, specialty vehicles, energy efficiency Source: Company Management. Note: Data as of, or for the quarter ended, March 31, 2019. (1) Represents fiscal quarter ended March 2019. Wealth Management $602 million in assets under management 5 wealth management advisors Investment management and trust services High net worth clients in Chicago Metropolitan area

Drive Organic Loan Growth Deliver Improved Profitability Strengthen Franchise through Acquisitions Continue to bring in top tier talent with teams attracted to culture and local decision making Capitalize on market opportunities due to recent consolidation and the CRE concentration limitations of other banks Leverage our infrastructure to keep expense growth below revenue growth Optimize branch network to improve efficiencies Grow in existing markets and/or establish presence in contiguous new markets with meaningful market share Focus on targets with strong deposit base and significant market growth opportunities Capitalize on Strong Deposit Franchise The quality of our deposit franchise and access to stable funding are key components of our success Small businesses are a significant source of low cost deposits and represent opportunities for growth Progress Report on Growth Strategies and Key Performance Indicators Commentary Key Performance Indicators Non-interest bearing deposits increased to 30.5% of total deposits at 1Q19 vs. 29.7% at 1Q18 Since the Fed Funds rate increase in Dec. 2016, cost of deposits have increased 67 bps while Fed Funds have increased approximately 175 bps 38% cumulative deposit beta(1) 11.2% growth in originated loan portfolio in 1Q19 Strong contributions across all commercial areas of lending Adjusted efficiency ratio improved to 59.6% in 1Q19 vs. 68.6% in 1Q18 Adjusted PTPP ROAA improved to 1.91% in 1Q19 vs. 1.61% in 1Q18 Acquisition of First Evanston closed at end of May 2018 Acquisition of Oak Park River Forest Bankshares closed at end of April 2019 Source: Company Management. Note: Data as of, and for the quarter ended, March 31, 2019. (1) Beta calculated from Q4 2016 to Q1 2019 using total cost of deposits and an increase in the Fed Funds rate of 1.75%.

Byline Bancorp, Inc.

Strengthening the Byline Franchise through Accretive Transactions

FB&T FIRST BANK & TRUST

Key Highlights

- Closed May 31, 2018
- Expanded Byline's franchise to Evanston market with #2 deposit market share in the city
- Provided low-cost core deposit base with 36% DDA
- Added strong commercial banking team
- Further diversified revenue with addition of Trust & Wealth Management business

Financial Impact

- $178.6 million transaction value
- 14.5% EPS accretion in 2019(1)
- TBV per share dilution earnback of 3.3 years(2)
- Added ~$1.0 billion in total deposits
- Added ~$900 million in total loans
- Provided increased scale to enhance efficiencies

Community Bank of Oak Park River Forest

Key Highlights

- Closed April 30, 2019
- Expands Byline's footprint to the attractive sub-markets of Oak Park and River Forest
- Provides stable, low-cost deposit base with deposit beta of 2% (4Q16-2Q18)
- Efficient branches with average deposits of ~$100 million per branch

Financial Impact

- $40.0 million transaction value
- 5.5% EPS accretion(1)
- TBV per share dilution earnback of 3.3 years(2)
- Adds ~$300 million in total deposits
- Adds ~$250 million in total loans
- Minimal execution risk given relative size

(1) Excludes one-time merger-related expenses
(2) Earnback calculated using the cross over method.

7

First Quarter 2019 Results

First Quarter 2019 Highlights Balance Sheet Earnings Revenue Key Operating Trends Solid loan and lease originations of $131.4 million Payoffs of $81.8 million for the quarter down from $110.7 million in 4Q18 Net loan growth of $65.9 million, up 7.6% annualized Total deposits of $3.8 billion, up $58.6 million, or 1.56% versus 4Q18, and 50.9% from 1Q18, primarily driven by growth in time deposits Total revenue of $62.1 million, a decrease of 8.1% from 4Q18 but up 38.5% from 1Q18 Net interest income declined 6.0% due to decline in accretion income and lower day count NIM (excluding accretion income) 1 decreased 16 bps to 3.97% from 4.13% in 4Q18 Non-interest income decreased 16.1% from 4Q18 due to lower gain on sale revenue but up 7.8% from 1Q18 Lowered Efficiency Ratio to 62.68% from 68.83% in 1Q18 Adjusted Efficiency Ratio1 improved to 59.55% from 68.55% in 1Q18 Asset quality remained stable with NPLs (excluding government guaranteed) at 0.71% and NPAs at 0.60% NCOs steady at 24 bps for the quarter Capital levels remained strong with CET1 at 12.14% and TCE of 10.28% Update on Key Milestones Net income of $12.6 million, or $0.34 per diluted share; adjusted net income of $14.0 million, or $0.38 per diluted share System conversion, merger-related expenses, and asset impairment charges impacted EPS by $0.04 ROAA of 1.03% and ROATCE of 11.37%1 for 1Q19 compared to 0.82% and 7.65% in 1Q18 Adjusted ROATCE of 12.54% compared to 16.31% in 4Q18 and 6.96% in 1Q18 System conversion successfully completed in 1Q19 Oak Park River Forest Bankshares stockholders approve acquisition; transaction closed at end of April 2019 Surpassed $5 billion in total assets for the first time in franchise history Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Loan and Lease Trends Loan & Lease Portfolio March 31, 2018 March 31, 2019 ($ in millions) Originated and Acquired Loan & Lease Portfolio Total loans and leases were $3.6 billion at 1Q19, an increase of $65.9 million or 1.9% from the prior quarter and 56.4% from 1Q18 Originated portfolio increased by $249.7 million or 45.3% annualized Growth is primarily within the CRE and C&I portfolios Acquired portfolio decreased by $183.8 million Payoff activity decreased by $28.9 million versus 4Q18 $81.8 million in 1Q19 compared to $110.7 million in 4Q18

Total deposits increased $58.6 million to $3.8 billion Seasonal fluctuations impacting transactional account balances Time deposit growth driven by promotional campaigns Total deposit costs increased to 87 bps from 75 bps in the prior quarter Cost of interest bearing deposits increased by 18 bps Deposit Trends Average Non-Interest Bearing Deposits ($ in millions) Deposit Composition Cost of Interest Bearing Deposits

Net Interest Income and Net Interest Margin Trends Net interest income decreased $3.2 million to $50.1 million, primarily due to fewer accrual days and a decline in accretion income Net interest margin decreased 26 basis points to 4.43% from 4Q18, partially due to 10 bps decline in accretion income Net interest margin (excluding accretion income)1 decreased 16 basis points to 3.97%, primarily due to higher deposit costs Earning asset yields decreased 13 basis points to 5.41% from 4Q18, primarily due to lower accretion income partially offset by growth in loan originations Net Interest Margin Net Interest Income Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. ($ in millions) (1)

Total Non-Interest Income Non-Interest Income Trends Non-interest income decreased $2.3 million from 4Q18 Lower net gains on sales of loans, due to a decrease in government guaranteed loan sales $1.3 million revaluation charge to servicing asset due to prepayment activity ($ in millions) Total SBC Closed Loan Commitments Net Gains on Sales of Loans $101.6 million in closed loan commitments in 1Q19, compared to $141.1 million in 4Q18 $66.2 million of loan sales in 1Q19, compared to $87.4 million in 4Q18 Average premium decreased due to the mix of loans sold Small Business Capital

Non-Interest Expense Trends Non-interest expenses were stable for the quarter Non-interest expense, excluding significant adjustment items(1), was $38.7 million Seasonal impact of higher payroll taxes increased salary and employee benefit expenses during the quarter Higher salary and employee benefit expenses offset by lower professional fees, loan and lease-related expenses Adjusted efficiency ratio(1) of 59.55%, compared with 54.76% in prior quarter and 68.55% in 1Q18 ($ in millions) Efficiency Ratio Non-Interest Expense Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. (1) (1)

Asset Quality Trends Non performing assets increased 3 bps to 0.70% in 1Q19 NPLs/ Total Loans & Leases increased to 0.85% in 1Q19 from 0.79% in 4Q18, partially due to increase in government guaranteed portions of NPLs NPLs/ Total Loans & Leases (excluding government guaranteed) increased to 0.71% in 1Q19 from 0.66% in 4Q18 Other real estate owned decreased by $515,000 during the quarter Provision expense of $4.0 million, compared to $3.9 million in 4Q18 NCOs remained flat at 0.24% in 1Q19 ALLL/Loans and Leases increased to 0.76% in 1Q19 compared to 0.72% in 4Q18 Acquisition accounting adjustments on acquired loans stood at $29.3 million versus $34.0 in the prior quarter NPLs / Total Loans & Leases ALLL / Loans & Leases

Appendix

Byline Bancorp, Inc.

Five Quarter Financial Summary

($ in millions, except per share data)

	For the Three Months Ended,				
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Income Statement					
Net interest income	$50.1	$53.3	$52.6	$39.1	$33.7
Provision	4.0	3.9	5.8	4.0	5.1
Non-interest income	12.0	14.3	10.9	14.2	11.1
Non-interest expense	40.7	40.1	37.7	45.5	31.6
Pretax income	17.4	23.6	19.9	3.8	8.1
Income taxes	4.8	6.5	5.4	1.1	1.3
Net income	**12.6**	**17.1**	**14.5**	**2.8**	**6.8**
Dividends on preferred shares	0.2	0.2	0.2	0.2	0.2
Net income available attributable to common shareholders	**$12.4**	**$16.9**	**$14.3**	**$2.6**	**$6.6**
Diluted earnings per common share[1]	**$0.34**	**$0.46**	**$0.39**	**$0.08**	**$0.22**
Balance Sheet					
Total loans and leases	$3,567.6	$3,501.6	$3,455.8	$3,348.7	$2,280.4
Total deposits	3,808.5	3,749.9	3,740.8	3,644.9	2,524.5
Tangible common equity[1]	498.5	478.6	456.6	441.3	381.9
Balance Sheet Metrics					
Loans and leases / deposits	93.69%	93.91%	92.62%	92.03%	90.66%
Tangible common equity / tangible assets[1]	10.28	10.01	9.60	9.51	11.26
Key Performance Ratios					
Net interest margin	4.43%	4.69%	4.73%	4.43%	4.45%
Efficiency ratio	62.68	56.63	56.41	83.26	68.83
Adjusted efficiency ratio[1]	59.55	54.76	55.62	63.28	68.55
Non-interest expense to average assets	3.32	3.25	3.11	4.72	3.81
Non-interest income to total revenues[1]	19.31	21.16	17.17	26.68	24.82
Return on average assets	1.03	1.39	1.20	0.29	0.82
Adjusted return on average assets[1]	1.14	1.47	1.23	1.10	0.74
Tangible book value per share[1]	$13.70	$13.17	$12.59	$12.18	$12.99

17

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

Non-GAAP Reconciliation

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)